SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                      PEOPLES-SIDNEY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
         1)    Title of each class of securities to which  transaction  applies:
               N/A
         2)    Aggregate number of securities to which transaction applies: N/A
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
         4)    Proposed maximum aggregate value of transaction: N/A
         5)    Total fee paid: N/A

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:  N/A
         2)    Form, Schedule or Registration Statement No.: N/A
         3)    Filing Party:  N/A
         4)    Date Filed:  N/A

                  [PEOPLES-SIDNEY FINANCIAL CORPORATION'S LOGO]

                    PEOPLES-SIDNEY FINANCIAL CORPORATION
    CORNER COURT STREET AND OHIO AVENUE o P.O. BOX 727 o SIDNEY, OHIO 45365
          EXECUTIVE OFFICES o TEL. (937) 492-6129 o FAX (937) 498-4554



September 10, 1999


To Our Fellow Stockholders:

         On behalf of the Board of Directors and management of Peoples-Sidney Financial Corporation, I cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 11:00 a.m. (Sidney, Ohio time) on October 8, 1999 at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio.

         At the Meeting, stockholders will be asked to vote on the election of two directors and the ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2000. In addition to the stockholder vote, at the Meeting we will report to you on the Company's 1999 financial and operating performance.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                           Sincerely,

                                           /S/Douglas Stewart

                                           Douglas Stewart
                                           President and Chief Executive Officer

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on October 8, 1999

                               -----------------


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company"), will be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio on October 8, 1999 at 11:00 a.m., Sidney, Ohio time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2000; and

such other business as may properly come before the Meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on August 30, 1999 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Gary N. Fullenkamp

                                              Gary N. Fullenkamp
                                              Corporate Secretary

Sidney, Ohio
September 10, 1999


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129


                         ANNUAL MEETING OF STOCKHOLDERS
                                 October 8, 1999


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio on October 8, 1999 at 11:00 a.m., Sidney, Ohio time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 10, 1999. Certain of the information provided herein relates to Peoples Federal Savings and Loan Association of Sidney ("Peoples Federal" or the "Association"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek & Company LLP. The Company does not know of any matters, other than those described in the Notice of the Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Crowe, Chizek & Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from one or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary N. Fullenkamp, Secretary, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio 45365.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on August 30, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,664,622 shares of Common Stock issued and outstanding.

         The following table sets forth information, as of August 30, 1999, regarding the shares of Common Stock beneficially owned by (i) those persons or entities known by management to beneficially own more than five percent of the outstanding shares of the Common Stock and (ii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I - Election of Directors."

                                                                                         Shares         Percent
                                                                                      Beneficially         of
                        Name and Address of Beneficial Owner                             Owned           Class
                        ------------------------------------                             -----           -----
People-Sidney Financial Corporation
Employee Stock Ownership Plan
101 East Court Street
Sidney, Ohio 45365..................................................................   170,392(1)         10.2%

All directors and executive officers of the Company and the
 Association as a group (9 persons).................................................   239,544(2)         14.2

------------------

(1) The amount listed represents shares of Common Stock held by the Company's Employee Stock Ownership Plan (the "ESOP"). As of August 30, 1999, 40,841 shares of Common Stock held by the ESOP had been allocated to accounts of participants. The 40,841 shares include 1,562 shares purchased by the ESOP in fiscal 1998 with cash distributions paid on the then-allocated shares in connection with the return of capital on the Common Stock effected by the Company in 1998. First Bankers Trust Company, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or which have been allocated but may not be voted by the participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts. In the event an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant's account, the plan trustee shall be entitled to vote such shares in its discretion.

(2) This amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or dispositive power. The amount reported above also includes 23,908 shares subject to currently exercisable options awarded under the Company's
     Amended and Restated 1998 Stock Option and Incentive Plan (the "Stock Option Plan").

                       PROPOSAL I - ELECTION OF DIRECTORS

General

         The Company's Board of Directors consists of six members divided into three classes, with two members in each class. Each year approximately one-third of the directors are elected to serve for three-year terms or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of August 30, 1999, regarding the composition of the Company's Board of Directors, including each director's term of office. The Nominating Committee of the Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                                                  Shares of
                                                                                                    Common
                                                                                                    Stock         Percent
                                           Position(s) Held           Director      Term to      Beneficially        of
          Name             Age(1)          in Peoples-Sidney          Since(2)       Expire        Owned(3)        Class
          ----             ------          -----------------          --------       ------        --------        -----
NOMINEES

Richard T. Martin            59      Chairman of the Board              1987          2002          37,127          2.2%
Robert W. Bertsch            74      Director                           1982          2002          22,199          1.3

DIRECTORS CONTINUING IN
 OFFICE

Harry N. Faulkner            58      Director                           1979          2000          12,096          0.7
John W. Sargeant             69      Director                           1987          2000          14,499          0.9
Douglas Stewart              50      President, Chief Executive         1979          2001          41,025          2.5
                                      Officer and Director
James W. Kerber              57      Director                           1990          2001          36,399          2.2

-----------------------

(1)  At June 30, 1999.

(2)  Includes service as a director of the Association.

(3) Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the director's family, held by certain related entities or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment powers. Amounts also include 1,785, 1,785, 1,785, 1,785, 8,927 and 1,785 shares subject to options awarded under the Stock Option Plan to Messrs. Martin, Bertsch, Faulkner, Sargeant, Stewart and Kerber, respectively, which are currently exercisable. The amount for Mr. Stewart also includes 9,526 shares which have been allocated to his ESOP account.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         RICHARD T. MARTIN. Mr. Martin was appointed as Chairman of the Board in November 1996. Mr. Martin is a certified public accountant and maintains a private practice of accounting and tax counseling. He also owns and operates a family farm.

         ROBERT W. BERTSCH. Mr. Bertsch retired as Senior Vice President and Treasurer of Peoples Federal in 1990 after 34 years of service.

         HARRY N. FAULKNER. Mr. Faulkner is a partner in the law firm of Faulkner, Garmhausen, Keister & Shenk LPA. Such firm has acted as counsel to the Association since 1979.

         JOHN W. SARGEANT. Mr. Sargeant is part owner of Sidney Tool and Die Co., and BenSar Development, a warehouse provider.

         DOUGLAS STEWART. Mr. Stewart is President and Chief Executive Officer of the Company and the Association, a position he has held with the Company since its incorporation in 1997 and with the Association since 1982. Mr. Stewart joined the Association in 1971 as a teller.

         JAMES W. KERBER. Mr. Kerber is the owner of James W. Kerber CPA, a public accounting firm. He has been in private practice since 1968.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company's Board. The Company's Board of Directors met 24 times during fiscal 1999. During fiscal 1999, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         Meetings and Committees of the Association's Board. The Association's Board of Directors met 24 times during the fiscal year ended June 30, 1999. During fiscal 1999, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Association's Board has standing Executive, Audit, Governance, Investment and Personnel and Benefits Committees, and the Company's Board has a standing Nominating Committee. These committees are described below.

         The Executive Committee is responsible for the review and approval of mortgage loans, consumer loans and any business arising between regularly scheduled board meetings. The committee is comprised of Directors Kerber, Martin, Sargeant and Stewart, and officers David R. Fogt, Gary N. Fullenkamp and Steven R. Goins. During the fiscal year ended June 30, 1999, 28 meetings of the Executive Committee were held.

         The Audit Committee is comprised of Directors Martin (Chairman), Kerber and Sargeant. The Audit Committee contracts for the annual audit of the Association and meets with the Company's independent auditors to discuss findings. This committee met one time during fiscal 1999.

         The Governance Committee's role is to provide evaluation of the directors and the Chief Executive Officer of the Association. The committee also maintains continuing education of directors and the Chief Executive Officer. The committee is comprised of Directors Bertsch, Faulkner and Kerber. The committee met one time during fiscal 1999.

         The Investment Committee is responsible for reviewing and approving investments of the Association and setting investment strategies. The committee is comprised of Directors Bertsch, Faulkner and Stewart, and officers Fogt and Geuy. The committee met three times during fiscal 1999.

         The Personnel and Benefits Committee meets to review salaries and benefit plans, and analyzes and determines discretionary bonuses. This committee is comprised of Directors Faulkner (Chairman), Kerber and Martin. This committee met five times during fiscal 1999.

         The Nominating Committee of the Company's Board of Directors is responsible for making nominations for election to the Board of Directors and is comprised of those non-employee directors whose terms are not expiring. While the committee will consider nominees recommended by stockholders, the committee has not actively solicited nominations from stockholders or established any procedures for this purpose. This committee held one meeting during fiscal 1999.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

Director Compensation

         Each non-employee director of the Association is paid an annual retainer of $12,000, and also receives a fee of $200 for each meeting of the Association's Board of Directors attended. In addition to fees paid for service on the Association's Board, the Company pays each of its directors (including Mr. Stewart) a fee of $500 per month. No fees are paid for service on board committees.

Executive Compensation

         The following table sets forth information concerning the compensation paid to the Company's and the Association's Chief Executive Officer. No other executive officer of the Company or the Association earned a salary and bonus for fiscal 1999 in excess of $100,000.

                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                           Annual Compensation                                      Long Term Compensation
--------------------------------------------------------------------------------------------------------------------
                                                                                   Awards       Payouts
                                                                           ----------------------------

        Name and         Fiscal Year                                       Restricted  Options           All Other
       Principal            Ended                           Other Annual     Stock      SARs     LTIP     Compen-
        Position           June 30     Salary      Bonus    Compensation    Award(s)     (#)    Payouts   sation
--------------------------------------------------------------------------------------------------------------------
Douglas Stewart             1999        $120,000    $34,845     $---      $   ---        ---      ---     $46,877(2)
President and Chief         1998         120,000     51,833      ---       357,080(1)  44,634     ---      81,076
Executive Officer           1997         105,848     45,225      ---          ---        ---      ---      31,640

---------------

(1) Based on the $20.00 closing price per share of the Common Stock on the Nasdaq Stock Market on May 22, 1998, the date of grant. Twenty percent of the restricted shares vested on May 22, 1999, and the remaining shares are scheduled to vest in four equal annual installments on May 22, 2000, 2001, 2002 and 2003, respectively. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock. Based on the $10.00 closing price per share of the Common Stock on the Nasdaq Stock Market on June 30, 1999, the 14,283 restricted shares held by Mr. Stewart had an aggregate market value of $142,830 as of June 30, 1999.

(2) Includes allocations for fiscal 1999 to Mr. Stewart's account under the ESOP valued at $37,320 as of June 30, 1999; the Association's contributions to Mr. Stewart's account under the Association's 401(k) plan of $1,416, term life insurance premiums of $2,141; and fees for service on the Company's Board of Directors of $6,000.

         The following table provides information as to stock options held by Mr. Stewart.

====================================================================================================================
                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                              Securities                        Value of
                                                               Underlying                      Unexercised
                                                              Unexercised                     In-the-Money
                                                              Options at                       Options at
                                                              FY-End (#)                       FY-End ($)
                                                     ---------------------------------------------------------------
                             Shares
                            Acquired       Value
                          on Exercise     Realized   Exercisable    Unexercisable    Exercisable      Unexercisable
         Name                 (#)           ($)          (#)             (#)             ($)              ($)(1)
         ----             -----------     --------   -----------    -------------    -----------      -------------
Douglas Stewart               ---          $ ---        8,927           35,707          $ ---             $ ---
====================================================================================================================

-------------

(1) The option was not in-the-money as of June 30, 1999, as the exercise price per share of the option exceeded the market value per share of the Common Stock.


Employment Agreements and Severance Agreements

         At the time of the Association's conversion from mutual to stock form in April 1997, the Association entered into employment agreements with Douglas Stewart, President and Chief Executive Officer; David R. Fogt, Vice President of Operations and Financial Services; Gary N. Fullenkamp, Vice President of Mortgage Loans and Corporate Secretary; and Debra A. Geuy, Chief Financial Officer and Treasurer. The employment agreements are designed to assist the
Association in maintaining a stable and competent management team. Each employment agreement provides for an annual base salary in an amount not less than the employee's salary as of the date the agreement became effective. Mr. Stewart's agreement is for a term of three years and each of the other officers' agreements is for a term of one year. Each employment agreement provides for an extension of its term for an additional year on each anniversary of its execution subject to review and approval of the extension by disinterested members of the Board of Directors of the Association. The term of each agreement has been extended pursuant to this provision on each of the two anniversaries of the agreement's execution that have occurred since the Association's mutual-to-stock conversion. Each agreement provides for termination upon the employee's death, termination of employment for cause or in certain events specified by the regulations of the Office of Thrift Supervision (the "OTS"). Each employment agreement is also terminable by the employee upon 90 days' notice to the Association.

         Each employment agreement provides for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299%, in the case of Mr. Stewart and 100% for each of the other officers, of the employee's base compensation, in the event there is a "change in control" of the Association and the employee's employment is terminated involuntarily in connection with such change in control or within twelve months thereafter. This termination payment may not equal or exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         At the time of its mutual-to-stock conversion, the Association also entered into a change in control severance agreement with Assistant Vice
President of Financial Services, Steven Goins. The agreement provides for an initial term of twelve months and for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The term of the agreement has been extended pursuant to this provision on each of the two anniversaries of the agreement's execution that have occurred since the Association's mutual-to-stock conversion. The agreement provides for termination for cause or in certain events specified by OTS regulations.

         The agreement provides for a lump sum payment to the employee of 100% of his annual base compensation and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Association in the event there is a "change in control" of the Association where employment terminates involuntarily within 12 months of such change in control. This termination payment is subject to reduction to the extent it is non-deductible for federal income tax purposes.

         Based on their current salaries, if the employment of Messrs. Stewart, Fogt, Fullenkamp or Goins or Ms. Geuy had been terminated as of June 30, 1999, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $390,900, $59,000, $46,300, $36,400 and $49,500, respectively.

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. However, prior to August 1989, the Association waived loan origination fees on loans to directors and employees.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, for the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met. For the fiscal year ended June 30, 1998, each of the directors and executive officers of the Company inadvertently failed to timely file a Form 5 to report the granting to them on May 22, 1998 of stock options and restricted shares of the Common Stock. Each of these grants was previously disclosed in the Company's proxy statement for its Special Meeting of Stockholders held on May 22, 1998.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors are Crowe, Chizek & Company LLP, independent certified public accountants. At the Meeting, the stockholders will consider and vote on the ratification of the appointment of Crowe, Chizek & Company LLP as independent auditors for the Company's fiscal year ending June 30, 2000.

         Representatives of Crowe, Chizek & Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for its 2000 Annual Meeting of Stockholders, any stockholder proposal to take action at the 2000 Annual Meeting must be received at the Company's executive office at 101 East Court Street, Sidney, Ohio, no later than May 13, 2000. Any proposal submitted will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws and Delaware law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the 2000 Annual Meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from the Company's proxy materials, the persons named in the form of proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by the Deadline (as defined below). In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's Bylaws provide that if notice of a stockholder proposal to take action at the 2000 Annual Meeting is not received at the main office of the Company by the Deadline, the proposal will not be recognized as a matter proper for submission to the Company's stockholders and will not be eligible for presentation at the 2000 Annual Meeting. The "Deadline" means August 9, 2000; however, in the event the 2000 Annual Meeting is held before September 18, 2000 or after December 7, 2000, the "Deadline" means the close of business on the later of the 60th day prior to the date of the 2000 Annual Meeting or the tenth day following the day on which notice of the 2000 Annual Meeting is first mailed or public announcement of the date of the 2000 Annual Meeting is first made.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/DOUGLAS STEWART

                                         DOUGLAS STEWART
                                         President and Chief Executive Officer

Sidney, Ohio
September 10, 1999

                                 REVOCABLE PROXY
                      PEOPLES-SIDNEY FINANCIAL CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                          to be Held on October 8, 1999

  The undersigned hereby appoints the Board of Directors of Peoples-Sidney Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio, on October 8, 1999 at 11:00 a.m., Sidney, Ohio time, and at any and all adjournments and postponements thereof.

1. The election as directors of both nominees listed (except as marked to the contrary below):

   RICHARD T. MARTIN and ROBERT W. BERTSCH

                [   ] FOR      [   ] WITHHOLD      [   ] FOR ALL EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe, Chizek & Company LLP as auditors for the Company for the fiscal year ending June 30, 2000.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

   The Board of Directors recommends a vote "FOR" the election of both nominees named herein and "FOR" the ratification of the appointment of Crowe, Chizek & Company LLP.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR BOTH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                      PEOPLES-SIDNEY FINANCIAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The abovesigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended June 30, 1999.

  Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

               PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                   PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE